================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  MAY 16, 2001
                                 Date of Report
                       (Date of earliest event reported)



                         MISSION RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                    000-09498               76-0437769
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
      of incorporation)                                   Identification No.)

                             1331 Lamar, Suite 1455
                              Houston, Texas 77010
          (Address of principal executive offices, including zip code)


                                 (713) 495-3000
              (Registrant's telephone number, including area code)


                         Bellwether Exploration Company
                        (Former name or former address,
                         if changed since last report)

================================================================================

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     Not applicable to this filing.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On May 16, 2001, Bellwether Exploration Company (the "REGISTRANT") completed its merger (the "MERGER") with Bargo Energy Company ("BARGO") pursuant to the Agreement and Plan of Merger executed by the parties on January 24, 2001 (the "MERGER AGREEMENT"). The shareholders of the Registrant approved the Merger at an annual meeting held on May 16, 2001. Bargo's shareholders approved the merger by written consent. The purchase price, including assumed indebtedness, was approximately $220 million. The Registrant paid approximately $139 million, or $1.26 per share for Bargo's fully diluted common stock. The consideration per share of Bargo common stock consisted of $0.45 per share in cash and $0.81 per share in the Registrant's common stock. The purchase price was determined through arms' length negotiation between the parties.

     The Registrant relied upon borrowings under its credit facility with The Chase Manhattan Bank, as administrative agent on behalf of the lenders thereunder, to pay the cash portion of the Merger consideration.

     In connection with the Merger, the Registrant changed its name to Mission Resources Corporation and its NASDAQ ticker symbol to MSSN.

     A description of (i) the nature of any material relationship between Bargo and the Registrant or any of the Registrant's affiliates, directors or officers, or any associates of such directors and officers and (ii) Bargo's assets as well as the use the Registrant intends to make of those assets, is contained in the joint proxy statement/prospectus contained in the Registrant's Registration Statement on Form S-4 (File No. 333-54798), which is incorporated herein by reference.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

     Not applicable to this filing.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     Not applicable to this filing.

ITEM 5.  OTHER EVENTS.

     On May 29, 2001, Mission Resources Corporation issued a press release announcing its sale of $125 million of 10 7/8% senior subordinated notes due April 2001 through a Rule 144A private placement offering.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

     Not applicable to this filing.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     Audited Financial Statements of Bargo Energy Company

          The Financial Statements of Bargo Energy Company contained in the Registrant's Registration Statement on Form S-4 (File No. 333-54798) are incorporated herein by reference.

     Unaudited Interim Financial Statements of Bargo Energy Company

          Consolidated Balance Sheet as of March 31, 2001; Consolidated Statements of Operations and Cash Flows for the three months ended March 31, 2001 and 2000; and Notes to Consolidated Financial Statements (Incorporated by reference to Bargo Exploration Company's Quarterly Report on Form 10-QSB for the period ended March 31, 2001)

(b)  PRO FORMA FINANCIAL INFORMATION

        UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL AND OTHER DATA

   The unaudited pro forma condensed combined statements of operations of Mission Resources for the year ended December 31, 2000 and the three month period ended March 31, 2001 give effect, using the purchase method of accounting, to the merger of Bellwether with Bargo and the issuance of $125 million of 10 7/8% senior subordinated notes as if they had occurred at the beginning of the period presented. The unaudited pro forma condensed combined statement of operations also gives effect to Bellwether's sale of oil and gas properties during the quarter ended December 31, 2000, Bargo's sale of its Coles Levee California properties, Bargo's February 2001 auction sale of non-core oil and gas properties and Bargo's acquisition of its Texaco and East Texas properties, as if they had occurred at the beginning of the periods presented.

   The unaudited pro forma condensed combined balance sheet of Mission Resources gives effect, using the purchase method of accounting, to the merger and the issuance of $125 million of 10 7/8% senior subordinated notes as if they occurred on March 31, 2001.

   The following unaudited pro forma financial data are provided for informational purposes only. The unaudited pro forma financial data are presented based upon the historical consolidated financial statements of Bellwether and Bargo and should be read in conjunction with such financial statements and the related notes thereto.

   The unaudited pro forma financial data are based upon assumptions and include adjustments as explained in the notes to the unaudited pro forma condensed combined financial statements, and the actual recording of the transactions could differ. The unaudited pro forma financial data are not necessarily indicative of the financial results that would have occurred had the merger or the offering been effective on and as of the dates indicated and should not be viewed as indicative of future operations.

                         MISSION RESOURCES CORPORATION

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 2000

                 (amounts in thousands, except per share data)

                                                                                                   Note
                                    Bellwether                           Bargo                   Issuance
                          ---------------------------------  ---------------------------------  and Merger       Mission
                                     Pro Forma                          Pro Forma                Pro Forma      Resources
                          Historical Adjustment    Adjusted  Historical Adjustment    Adjusted  Adjustments     Pro Forma
                          ---------- ----------    --------  ---------- ----------    --------  -----------     ---------
                          (audited)                          (audited)
Revenues:
 Oil and gas revenues...   $112,253   $(23,174)(a) $ 89,079   $124,777   $ 5,122 (c)  $129,899   $     --       $218,978
 Gas plant revenues.....      6,070         --        6,070         --        --            --         --          6,070
 Interest and other
  income................        957         --          957        255        --           255         --          1,212
                           --------   --------     --------   --------   -------      --------   --------       --------
   Total revenues.......    119,280    (23,174)      96,106    125,032     5,122       130,154         --        226,260
Costs and expenses:
 Production expenses....     30,509     (4,869)(a)   25,640     40,002     1,625 (c)    41,627         --         67,267
 Transportation costs...        270         --          270        277        --           277         --            547
 Gas plant expenses.....      2,677         --        2,677         --        --            --         --          2,677
 Depreciation,
  depletion
  and amortization......     32,654     (5,564)(a)   27,090     18,707     1,425 (c)    20,132    (45,668)(d)
                                                                                                   46,503 (e)     48,057
 Disposition of
  hedges................      8,671         --        8,671         --        --            --         --          8,671
 General and
  administrative
  expenses..............      9,138       (847)(y)    8,291     10,341       748 (c)    11,089       (629)(g)
                                                                                                      167 (z)     18,918
 Interest expense.......     15,375       (902)(a)   14,473     14,619     2,685 (c)    17,304       (521)(h)
                                                                                                   13,594 (cc)
                                                                                                      595 (k)
                                                                                                   (4,743)(w)
                                                                                                     (242)(gg)
                                                                                                      842 (f)     41,302
 Amortization of
  goodwill and
  intangible assets.....         --         --           --         --        --            --      2,048 (i)      2,048
                           --------   --------     --------   --------   -------      --------   --------       --------
   Total expenses.......     99,294    (12,182)      87,112     83,946     6,483        90,429     11,946        189,487
                           --------   --------     --------   --------   -------      --------   --------       --------
 Income before income
  taxes.................     19,986    (10,992)       8,994     41,086    (1,361)       39,725    (11,946)        36,773
 Provision (benefit)
  for income taxes......    (12,222)    (4,177)(b)  (16,399)    16,208    (1,112)(b)    15,096     (3,761)(b)     (5,064)
                           --------   --------     --------   --------   -------      --------   --------       --------
Net income from
 continuing operations..     32,208     (6,815)      25,393     24,878      (249)       24,629     (8,185)        41,837
Redeemable preferred
 stock dividends,
 including accretion....         --         --           --     (6,035)       --        (6,035)     6,035 (j)         --
                           --------   --------     --------   --------   -------      --------   --------       --------
Net income allocable to
 common shareholders....   $ 32,208   $ (6,815)    $ 25,393   $ 18,843   $  (249)     $ 18,594   $ (2,150)      $ 41,837
                           ========   ========     ========   ========   =======      ========   ========       ========
Net income per share....   $   2.32                $   1.83                                                     $   1.79
                           ========                ========                                                     ========
Net income per share--
 diluted................   $   2.27                $   1.79                                                     $   1.77
                           ========                ========                                                     ========
Weighted average common
 shares outstanding.....     13,899                  13,899                                         9,460 (x)     23,359
                           ========                ========                                      ========       ========
Weighted average common
 shares outstanding--
 diluted................     14,175                  14,175                                         9,460 (x)     23,635
                           ========                ========                                      ========       ========

   See accompanying notes to unaudited pro forma condensed combined financial statements.

                         MISSION RESOURCES CORPORATION

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                    THREE MONTH PERIOD ENDED MARCH 31, 2001

                 (amounts in thousands, except per share data)

                                                                                                 Note
                                    Bellwether                         Bargo                   Issuance
                          ------------------------------- ----------------------------------  and Merger      Mission
                                      Pro Forma                       Pro Forma                Pro Forma     Resources
                          Historical  Adjustment Adjusted Historical  Adjustment    Adjusted  Adjustments    Pro Forma
                          ----------- ---------- -------- ----------- ----------    --------  -----------    ---------
                          (unaudited)                     (unaudited)
Revenues:
 Oil and gas revenues...    $31,658    $   --    $31,658    $31,428    $(2,465)(c)  $28,963     $   --        $60,621
 Gas plant revenues.....      1,609        --      1,609        --         --           --          --          1,609
 Interest and other
  income................        548        --        548        124        --           124         --            672
                            -------    -------   -------    -------    -------      -------     -------       -------
   Total revenues.......     33,815        --     33,815     31,552     (2,465)      29,087         --         62,902
                            -------    -------   -------    -------    -------      -------     -------       -------
Costs and expenses:
 Production expenses....      7,926        --      7,926     10,835       (733)(c)   10,102         --         18,028
 Transportation costs...         40        --         40         27        --            27         --             67
 Gas plant expenses.....        750        --        750        --         --           --          --            750
 Depreciation,
  depletion
  and amortization......      7,938        --      7,938      3,247       (179)(c)    3,068     (10,553)(d)
                                                                                                 13,238 (e)    13,691
 Commodity derivative
  loss..................        --         --        --       1,410        --         1,410         --          1,410
 Mining venture costs...        779        --        779        --         --           --          --            779
 General and
  administrative
  expenses..............      2,549        --      2,549      2,548        --         2,548        (200)(g)
                                                                                                     42 (z)
                                                                                                   (863)(ee)    4,076
 Interest expense.......      3,964        --      3,964      1,321       (297)(c)    1,024        (130)(h)
                                                                                                  3,398 (cc)
                                                                                                    148 (k)
                                                                                                   (441)(w)
                                                                                                    (61)(gg)
                                                                                                    210 (f)     8,112
 Amortization of
  goodwill and
  intangible assets.....        --         --        --         --         --           --          512 (i)       512
                            -------    -------   -------    -------    -------      -------     -------       -------
   Total expenses.......     23,946               23,946     19,388     (1,209)      18,179       5,300        47,425
                            -------    -------   -------    -------    -------      -------     -------       -------
 Income before income
  taxes.................      9,869        --      9,869     12,164     (1,256)      10,908      (5,300)       15,477
 Provision (benefit)
  for income taxes......      3,473        --      3,473      5,481     (1,336)(b)    4,145      (1,819)(b)     5,799
                            -------    -------   -------    -------    -------      -------     -------       -------
Net income from
 continuing operations..      6,396        --      6,396      6,683         80        6,763      (3,481)        9,678
Redeemable preferred
 stock dividends,
 including accretion....        --         --        --      (1,563)       --        (1,563)      1,563 (j)       --
                            -------    -------   -------    -------    -------      -------     -------       -------
Net income allocable to
 common shareholders....    $ 6,396    $   --    $ 6,396    $ 5,120    $    80      $ 5,200     $(1,918)      $ 9,678
                            =======    =======   =======    =======    =======      =======     =======       =======
Net income per share....    $  0.46              $  0.46                                                      $  0.41
                            =======              =======                                                      =======
Net income per share--
 diluted................    $  0.44              $  0.44                                                      $  0.40
                            =======              =======                                                      =======
Weighted average common
 shares outstanding.....     14,028               14,028                                          9,460 (x)    23,488
                            =======              =======                                        =======       =======
Weighted average common
 shares outstanding--
 diluted................     14,493               14,493                                          9,460 (x)    23,953
                            =======              =======                                        =======       =======

   See accompanying notes to unaudited pro forma condensed combined financial statements.

                         MISSION RESOURCES CORPORATION

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                                 MARCH 31, 2001

                             (amounts in thousands)

                                     ASSETS

                                                                                              Note
                                   Bellwether                          Bargo                Issuance         Mission
                         -------------------------------  -------------------------------  and Merger       Resources
                                     Pro Forma                        Pro Forma             Pro Forma       Pro Forma
                         Historical  Adjustment Adjusted  Historical  Adjustment Adjusted  Adjustments     As Adjusted
                         ----------- ---------- --------  ----------- ---------- --------  -----------     -----------
                         (unaudited)                      (unaudited)
Current assets:
 Cash and cash
  equivalents...........  $  9,060     $  --    $  9,060   $     63     $  --    $     63   $   1,875 (bb)  $ 10,998
 Accounts receivable
  and accrued
  revenues..............    19,558        --      19,558     14,045        --      14,045         --          33,603
 Prepaid expenses and
  other.................       913        --         913        --         --         --          250 (z)      1,163
                          --------     ------   --------   --------     ------   --------   ---------       --------
   Total current
    assets..............    29,531        --      29,531     14,108        --      14,108       2,125         45,764
                          --------     ------   --------   --------     ------   --------   ---------       --------
 Property and
  equipment, at cost:
 Oil and gas properties
  (full cost)...........   443,818        --     443,818    131,917        --     131,917    (131,917)(l)
                                                                                              259,820 (m)    703,638
 Gas plant facilities...    18,930        --      18,930        --         --         --          --          18,930
                          --------     ------   --------   --------     ------   --------   ---------       --------
                           462,748               462,748    131,917               131,917     127,903        722,568
 Accumulated
  depreciation,
  depletion and
  amortization--oil and
  gas...................  (300,693)       --    (300,693)   (27,711)       --     (27,711)     27,711 (l)   (300,693)
 Accumulated
  depreciation,
  depletion and
  amortization--gas
  plant.................    (7,652)       --      (7,652)       --         --         --          --          (7,652)
                          --------     ------   --------   --------     ------   --------   ---------       --------
 Net property, plant
  and equipment.........   154,403        --     154,403    104,206        --     104,206     155,614        414,223
 Leasehold, furniture
  and equipment.........     2,822        --       2,822        878        --         878        (878)(l)      2,822
 Accumulated
  depreciation..........      (524)       --        (524)      (213)       --        (213)        213 (l)       (524)
                          --------     ------   --------   --------     ------   --------   ---------       --------
                             2,298        --       2,298        665        --         665        (665)         2,298
                          --------     ------   --------   --------     ------   --------   ---------       --------
Investment..............     6,246        --       6,246         --        --         --          --           6,246
Goodwill, net of
 accumulated
 amortization...........       --         --         --       1,542        --       1,542      (1,542)(n)
                                                                                               20,326 (aa)    20,326
Loan costs, net of
 accumulated
 amortization...........     1,081        --       1,081      2,475        --       2,475      (3,556)(p)
                                                                                                2,525 (q)
                                                                                                3,571 (dd)     6,096
Intangible assets.......       --         --         --         --         --         --          285 (o)        285
Deferred income tax
 asset..................    20,577        --      20,577      1,108        --       1,108     (21,685)(r)        --
Other assets............     4,158        --       4,158        641        --         641         --           4,799
                          --------     ------   --------   --------     ------   --------   ---------       --------
   Total assets.........  $218,294     $  --    $218,294   $124,745     $  --    $124,745   $ 156,998       $500,037
                          ========     ======   ========   ========     ======   ========   =========       ========

   See accompanying notes to unaudited pro forma condensed combined financial statements.

                         MISSION RESOURCES CORPORATION

                                 MARCH 31, 2001

                             (amounts in thousands)

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                                                 Note
                                   Bellwether                          Bargo                   Issuance         Mission
                         -------------------------------  ----------------------------------  and Merger       Resources
                                     Pro Forma                        Pro Forma                Pro Forma       Pro Forma
                         Historical  Adjustment Adjusted  Historical  Adjustment    Adjusted  Adjustments     As Adjusted
                         ----------- ---------- --------  ----------- ----------    --------  -----------     -----------
                         (unaudited)                      (unaudited)
Current liabilities:
Accounts payable and
 accrued liabilities....  $ 44,220    $    --   $ 44,220   $ 10,106    $   --       $ 10,106   $ 14,721 (s)    $ 69,047
Accrued income taxes
 payable................     1,170         --      1,170     11,842    (11,800)(b)        42       (411)(t)         801
                          --------    --------  --------   --------    -------      --------   --------        --------
   Total current
    liabilities.........    45,390         --     45,390     21,948    (11,800)       10,148     14,310          69,848
                          --------    --------  --------   --------    -------      --------   --------        --------
Long-term debt..........   115,354         --    115,354     20,000        --         20,000    126,875 (bb)
                                                                                                 (7,442)(ff)    254,787
Deferred income tax
 liability..............       --          --        --         --         --            --      60,207 (u)
                                                                                                (21,685)(r)      38,522
Other liabilities.......     6,359         --      6,359        --         --            --         --            6,359
Redeemable preferred
 stock..................       --          --        --      59,262        --         59,262    (59,262)(v)         --
Stockholders' equity:
 Common stock...........       144         --        144        921        --            921       (921)(v)
                                                                                                     95 (x)         239
 Additional paid-in
  capital...............    82,680         --     82,680      6,878        --          6,878     (6,878)(v)
                                                                                                 79,905 (x)     162,585
 Retained earnings
  (deficit).............   (19,541)        --    (19,541)    17,776     11,800 (b)    29,576    (29,576)(v)     (20,211)
                                                                                                   (670)(t)
 Other comprehensive
  income................   (10,187)        --    (10,187)       --         --            --         --          (10,187)
 Treasury stock.........    (1,905)        --     (1,905)    (2,040)       --         (2,040)     2,040 (v)      (1,905)
                          --------    --------  --------   --------    -------      --------   --------        --------
Total stockholders
 equity.................    51,191         --     51,191     23,535     11,800        35,335     43,995         130,521
                          --------    --------  --------   --------    -------      --------   --------        --------
Total liabilities and
 stockholders' equity...  $218,294    $    --   $218,294   $124,745    $   --       $124,745   $156,998        $500,037
                          ========    ========  ========   ========    =======      ========   ========        ========

   See accompanying notes to unaudited pro forma condensed combined financial statements.

                         MISSION RESOURCES CORPORATION

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(a) To record the effect of Bellwether's oil and gas property sales during 2000 as if the sales had occurred at the beginning of the years presented.

(b) To adjust income taxes for pro forma adjustments for the periods presented utilizing the applicable statutory tax rate.

(c) To record the following Bargo divestitures and acquisition as if they had occurred at the beginning of the periods presented (1) Coles Levee divestiture (closed January 2001), (2) Texaco acquisition (closed March
    2000) and (3) February auction divestitures (closed February 2001).

(d) To record the reversal of Bargo's and Bellwether's historical depreciation, depletion and amortization expense pertaining to the companies' oil and gas properties and goodwill associated with Bargo's historical acquisitions.

(e) To record pro forma depreciation, depletion and amortization on the combined estimated fair value of the depreciable and depletable assets of Bellwether and Bargo for the periods presented. Full-cost ceiling tests were performed on the combined basis resulting in no incremental impairment of oil and gas properties for the periods presented.

(f) To record the amortization of Mission Resources' debt issue costs incurred in connection with the merger for the periods presented. The credit facility issue costs will be amortized over a period of three years.

(g) To adjust fees Mission Resources will be charged in connection with its accounting and technology service agreement with a subsidiary of Torch, net of costs Bargo had paid for similar services with Novistar and another outsource service provider.

    Note that severance charges related to Bargo's employees of $766,000 and non-cash charges for the change in vesting dates of Bellwether's outstanding unvested options of approximately $1,587,000 will be incurred by Mission Resources in connection with the merger. The charges are considered non-recurring therefore pro forma adjustments have properly not been recorded for such transactions in accordance with SEC accounting guidelines.

(h) To record interest expense for debt incurred by Mission Resources under the revolving credit facility in connection with the Bargo acquisition for the periods presented utilizing an interest rate of 7%. The effect on pre-tax income for the year 2000 of a 1/8% variance is $53,000.

(i) To record the amortization of (1) goodwill, over 10 years, and (2) intangible assets, over 19 years, associated with the acquisition of Bargo pursuant to the purchase method of accounting.

(j) To record the reversal of Bargo's dividends on preferred stock, as such preferred stock was redeemed for cash prior to closing the acquisition of Bargo.

(k) To record the amortization of Mission Resources' 10 7/8% senior subordinated notes Series B issuance costs. Such costs will be amortized over the six-year term of the notes.

(l) To reverse historical Bargo property and equipment balances and the related accumulated depreciation, depletion and amortization pursuant to the purchase method of accounting.

(m) To record the estimated pro forma allocation of the purchase price of the acquisition of Bargo, including estimated merger costs, to properties and equipment in accordance with the purchase method of accounting. The following is a calculation and allocation of the purchase price to the assets acquired and liabilities assumed based on their relative fair value:

Calculation of Purchase Price (dollars in thousands, except per share data):

                                                                      3/31/2001
                                                                      ---------
Estimated number of shares of common stock to be issued (in
 thousands)..........................................................    9,460
Average of Bellwether common stock 20 days prior to closing.......... $   8.46
                                                                      --------
Fair value of estimated common stock to be issued.................... $ 80,000
Add:
  Cash, net of $3.6 million received from the conversion, during the
   merger, of Bargo's outstanding options and warrants...............   56,412
  Redemption of Bargo's preferred stock and accrued dividends of
   $10.1 million at May 16, 2001.....................................   61,145
  Bargo debt assumed by Bellwether...................................   20,000
  Deferred income tax liability incurred in connection with merger...   59,100
                                                                      --------
                                                                       276,657
  Estimated merger costs, excluding Mission Resources' debt issuance
   costs.............................................................    8,625
                                                                      --------
                                                                      $285,282
  Mission Resources' debt issuance costs.............................    2,525
                                                                      --------
  Purchase price..................................................... $287,807
                                                                      ========

Allocation of Purchase Price (dollars in thousands):

Current assets....................................................... $ 14,358
  Other assets.......................................................      641
  Properties and equipment including $4.1 million of unevaluated properties........................................................  259,820
  Goodwill...........................................................   20,326
  Intangible Assets..................................................      285
  Current liabilities................................................  (10,148)
                                                                      --------
                                                                      $285,282
                                                                      ========

   For financial accounting purposes, Bellwether allocated $259.8 million of the purchase price to properties and equipment and $20.6 million to goodwill and intangible assets. The allocation to property and equipment was made based on the present value, discounted at 15%, of future net revenues attributable to estimated total proved reserves. Prices used in the allocation of property and equipment were the December 31, 2000 forward prices obtained from third-party sources and are as follows:

                                                         Oil per Bbl Gas per Mcf
                                                         ----------- -----------
   2001.................................................   $24.86       $6.49
   2002.................................................    22.84        4.48
   2003.................................................    21.73        3.87
   2004.................................................    21.30        3.77
   2005.................................................    21.06        3.77
   2006.................................................    20.82        3.79
   2007.................................................    20.72        3.83
   2008.................................................    20.72        3.87
   2009.................................................    20.72        3.92
   2010.................................................    20.72        3.96
   Thereafter...........................................    20.72        3.96

     Costs were escalated at 2.4% per annum. The balance of $20.6 million allocated to goodwill and intangible assets reflects the value of the anticipated benefits to Mission Resources of the merger.

     The purchase price allocation is subject to changes in:

     . the fair value of Bargo's working capital and other assets and liabilities on the effective date; and

     .   the actual merger costs incurred.

     Management does not believe the final purchase price allocation will differ materially from the estimated purchase price allocation.

(n) To reverse goodwill associated with Bargo's previous acquisitions, pursuant to the purchase method of accounting.

(o) To record the intangible asset equal to the value of experienced management resources brought to Mission Resources from Bargo. Such asset will be amortized over a period of 19 years.

(p) To record the reversal of the capitalized debt issuance costs related to Bellwether's and Bargo's debt facilities which will be retired in connection with the formation of Mission Resources. A new credit facility was entered into simultaneously with the merger of Bellwether with Bargo (see footnote (q)).

(q) To record Mission Resources' debt issuance costs associated with the merger. Mission Resources' credit facility costs will be amortized over a period of three years (see footnote (f)).

(r) To net Bellwether's and Bargo's historical deferred income tax asset against Mission Resources' deferred income tax liability.

(s) To record the liabilities associated with the merger, credit facility, issuance of $125 million of 10 7/8% senior subordinated notes, and other related costs, consisting primarily of investment banker fees and financing costs.

(t) To record the write-off of Bellwether's historical credit facility loan costs and the related tax effect. Such credit facility will be retired in connection with the formation of Mission Resources.

(u) To record the incremental deferred income tax liability resulting from the basis allocated to the Bargo oil and gas properties in connection with the merger.

(v) To record the reversal of Bargo's owners' equity in accordance with the purchase method of accounting.

(w) To record the reversal of Bellwether's and Bargo's historical credit facility amortization because Mission Resources will be establishing a new credit line.

(x) To reflect the issuance of Mission Resources' common stock pursuant to the merger agreement using a stock price of $8.46 per share.

(y) To adjust accounting and technology service fees paid to Novistar, a subsidiary of Torch, in connection with properties sold during the 4th quarter of 2000 as if the sale had occurred at January 1, 2000.

(z) To record the prepaid asset related to the eighteen-month non-compete agreement between Mission and the Chairman and Chief Executive Officer of Bargo, assuming Mission Resources elects to make such payment and recognize the related amortization.

(aa) To record goodwill associated with the acquisition of Bargo pursuant to the purchase method of accounting. Goodwill will be amortized over a period of 10 years. In evaluating the recovery of goodwill, Mission Resources will compare the undiscounted future cash flows of its operations to the historical value of its net assets. An impairment of goodwill is measured as the excess in the historical value of the company's net assets over the undiscounted future cash flows of operations.

(bb) To record Mission Resources' issuance of 10 7/8% senior subordinated notes Series B that mature April 2007 and to record the bond premium.

(cc) To record interest expense in connection with Mission Resources' issuance of 10 7/8% senior subordinated notes Series B that mature April 2007.

(dd) To record issuance costs for Mission Resources' issuance of 10 7/8% senior subordinated notes Series B that mature April 2007. (see note k)

(ee) To reverse general and administrative merger related costs incurred by Bargo in the first quarter of 2001.

(ff) To record additional monies borrowed by Bellwether in conjunction with the merger utilizing Mission's new credit facility.

(gg) To record the amortization expense on the bond premium. The bond premium will be amortized over the life of the 10 7/8% senior subordinated notes Series B.

Unaudited Pro Forma Supplemental Oil and Natural Gas Disclosure

   The following tables set forth certain unaudited pro forma information concerning Mission Resources' proved oil and natural gas reserves at December 31, 2000, giving effect to the merger of Bellwether with and into Bargo and the Coles Levee California properties divestiture by Bargo as if they had occurred on January 1, 2000. There are numerous uncertainties inherent in estimating the quantities of proved reserves and projecting future rates of production and timing of development expenditures. The following reserve data represent estimates only and should not be construed as being exact. The proved oil and natural gas reserve information is as of December 31, 2000 and reflects prices and costs in effect as of such date.

Reserves:

                               Bellwether          Bargo        Mission Resources
                             ---------------  ----------------  ------------------
                              Oil      Gas      Oil      Gas      Oil       Gas
                             (MBbl)  (MMcf)   (MBbl)   (MMcf)    (MBbl)    (MMcf)
                             ------  -------  -------  -------  --------  --------
                                                                    Pro Forma
   Reserves at January 1,
    2000...................  20,278   93,168   58,536  102,570    78,814   195,738
   Revisions of previous
    estimates..............     411  (21,291)   1,296  (16,545)    1,707   (37,836)
   Extensions and
    discoveries............     617   18,418       15    6,251       632    24,669
   Production..............  (2,170) (15,566)  (4,047)  (7,363)   (6,217)  (22,929)
   Purchases/sales of
    reserves in-place......      --       --  (21,556)  (8,833)  (21,556)   (8,833)
                             ------  -------  -------  -------  --------  --------
   Reserves at December 31,
    2000...................  19,136   74,729   34,244   76,080    53,380   150,809
                             ======  =======  =======  =======  ========  ========

Standard Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Natural Gas Reserves (amounts in thousands):

                                       Bellwether    Bargo     Mission Resources
                                       ----------  ----------  -----------------
   Future cash inflows................ $1,124,753  $1,614,376     $2,739,129
   Future production costs............   (264,363)   (562,072)      (826,435)
   Future income taxes................   (220,932)   (340,937)      (561,869)
   Future development costs...........    (64,469)    (32,455)       (96,924)
                                       ----------  ----------     ----------
   Future net cash flows..............    574,989     678,912      1,253,901
   10% discount factor................   (151,897)   (297,977)      (449,874)
                                       ----------  ----------     ----------
   Standard measure of discounted
    future net cash flows............. $  423,092  $  380,935     $  804,027
                                       ==========  ==========     ==========

Changes to Standard Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Natural Gas Reserves (amounts in thousands):

                                          Bellwether   Bargo    Mission Resources
                                          ----------  --------  -----------------
   Standard measure at January 1, 2000..  $ 155,356   $389,311      $ 544,667
   Sales, net of production costs.......    (63,439)   (92,173)      (155,612)
   Purchases/sales of reserves in-
    place...............................     28,389         73         28,462
   Net change in prices and production
    costs...............................    352,068     64,751        416,819
   Net change in income taxes...........   (127,875)   (32,393)      (160,268)
   Extensions, discoveries and improved
    recovery, net of future production
    and development costs...............     56,283     37,874         94,157
   Changes in estimated future
    development costs...................     (6,932)        --         (6,932)
   Development cost incurred during the
    period..............................     35,425      5,230         40,655
   Revisions of quality estimates.......    (53,058)     1,711        (51,347)
   Accretion of discount................     17,019      6,551         23,570
   Changes in production rates and
    other...............................     29,856         --         29,856
                                          ---------   --------      ---------
   Standard measure at December 31,
    2000................................  $ 423,092   $380,935      $ 804,027
                                          =========   ========      =========

(c)      EXHIBITS.

EXHIBIT
NUMBER                               TITLE OF DOCUMENT
-------                              -----------------
      2.1 Agreement and Plan of Merger between Bellwether Exploration Company and Bargo Energy Company dated as of January 24, 2001 (incorporated by reference to Annex A to the joint proxy statement/ prospectus contained in the Registrant's Registration Statement on Form S-4, File No. 333-54798)

     23.1         Consent of PricewaterhouseCoopers LLP

     23.2         Consent of Arthur Andersen LLP

     23.3         Consent of Netherland Sewell & Associates, Inc.

     23.4         Consent of T.J. Smith & Company, Inc.

     99.1 Press release of Mission Resources Corporation dated May 29, 2001 announcing its sale of $125 million of 10 7/8% senior subordinated notes due April 2001 through a Rule 144A private placement offering.

ITEM 8.  CHANGE IN FISCAL YEAR.

     Not applicable to this filing.

ITEM 9. REGULATION FD DISCLOSURE.

     Not applicable to this filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MISSION RESOURCES CORPORATION


                                      By:  /s/ Ann Kaesermann
                                          -------------------------------
Dated:  July 12, 2001                     Ann Kaesermann, Vice President -
                                          Chief Accounting Officer